1789 Growth and Income Fund

Class P Shares (PSEPX)
Class C Shares (PSECX)

For Investors Seeking Total Return Comprised of Current Income,
 Growth of Income, and Capital Appreciation

PROSPECTUS

February 28, 2017
Amended June 28, 2017

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

Table of Contents

Risk/Return Summary	1
General Summary Information	9
Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings	10
General Information	17
Shareholder Information	19
Investing in the Fund	21
Other Important Investment Information	32
Financial Highlights	35
Privacy Notice	38
How to Get More Information	Back Cover

Risk/Return Summary

Investment Objective

The 1789 Growth and Income Fund (the “Fund”) seeks total return comprised of current income, growth of income, and capital appreciation.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class P Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the current market value of the shares or the cost of the shares being redeemed)	None	1.00%
Redemption Fees (as a percentage of the amount redeemed on shares sold after holding them for 60 days or less)	1.00%	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P Shares	Class C Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	1.00%
Other Expenses	0.26%	0.26%
Acquired Fund Fees and Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	1.08%	2.08%

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Class P Shares	$ 110	$ 343	$ 595	$ 1,317
Class C Shares	$ 211	$ 652	$ 1,119	$ 2,410

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

The Principal Investment Strategies of the Fund

The Fund seeks to achieve its objective by investing primarily in a combination of common stocks and other equity securities (including preferred stocks and warrants), debt securities and convertible securities. The Fund may also invest in other investment companies such as mutual funds and exchange traded funds (“ETFs”) that invest primarily in these same securities. The Fund may also invest in ETFs that hold physical commodities such as gold, silver, and other precious metals. The allocation of the Fund’s investments across asset classes will vary substantially from time to time. The Fund’s investments in each asset class are not subject to limitation and are based upon Pinnacle Capital Management, LLC’s (the “Adviser”) assessment of economic conditions and market factors, including equity price levels, interest rate levels and their anticipated direction. The Adviser will select common stocks by utilizing a fundamental, bottom-up research process intended to identify issuers whose financial fundamentals are expected to improve. While there is no minimum dividend required for any single equity investment, as part of its evaluation process, the Adviser will consider an issuer’s ability to pay a current dividend as well as its ability to increase its dividend payout in the future. The Adviser will select convertible or debt securities using a credit analysis that focuses on income-producing characteristics. Up to 10% of the Fund’s investments at the time of purchase may be in debt securities and convertible securities that are rated below investment grade or unrated and determined to be of similar quality (“high-yield securities” or “junk bonds”). The Fund may invest in issuers of any market capitalization (with a focus on $3 billion and above). The Fund may invest a portion of its assets in non-U.S. securities (including emerging market securities), some of which may be traded domestically in the form of American Depositary Receipts (“ADRs”). The Fund may employ a strategy of writing (selling) call options on the common stocks it holds; such strategy is intended to enhance the Fund’s total return and reduce overall portfolio risk, though there is no assurance that it will succeed. In addition to equity securities (such as preferred stocks and warrants), the Fund may invest in unregistered or thinly traded securities.

In making the Fund’s fixed income securities investments, the Fund may invest in corporate bonds, debentures and notes, U.S. Government securities, municipal securities, foreign sovereign issued securities, mortgage-backed (including interest only, principal only mortgages and pools the underlying assets of which include, “sub-prime”, negative amortization, no-document or non-performing mortgages, single-family, manufactured housing or commercial properties) and asset-backed securities, commercial paper, loans (including first lien, second lien, senior and mortgage), convertible debt securities, convertible preferred securities, bank debt, ETFs primarily invested in fixed income securities, and mutual funds primarily invested in fixed income securities. The Fund may invest in fixed income securities without regard to maturity.

With respect to the equity portion of the Fund’s portfolio, the Adviser may sell a security when it believes the security no longer fits within the Fund’s portfolio, when the Adviser’s financial forecast for the security deteriorates, when the security’s market price rises substantially above the Adviser’s estimated fair intrinsic value, or when, in the Adviser’s opinion, a more attractive investment opportunity arises to replace the security. With respect to the fixed income portion of the Fund’s portfolio, the Adviser generally purchases fixed income securities with the intent of holding those securities to maturity. Prior to maturity, however, the Adviser may sell a fixed income security if it believes the issuer of the fixed income security will no longer be able to pay interest and/or principal as scheduled or when, in the Adviser’s opinion, a more attractive investment opportunity arises to replace the security. With the exception of selling based upon the uncovering of a more attractive investment opportunity, all sell decisions are intended to reduce downside risk and preserve the Fund’s capital. Selling to take advantage of a more attractive investment opportunity may be intended to achieve long-term capital appreciation and/or preserve the Fund’s capital.

The Principal Risks of Investing in the Fund

Risks in General. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments. There is risk that these and other factors may adversely affect the Fund’s performance. The loss of money is a risk of investing in the Fund.

Risks of Investing in Equity Securities. Overall stock market risks may affect the value of the Fund. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. Stocks and other equity securities may fluctuate in value due to earnings and other developments affecting a particular company or industry, investor perceptions and other factors beyond the control of the Adviser. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Risks of Small and Medium Capitalization Companies. The Fund may invest in the stocks of small and medium capitalization companies, which may subject the Fund to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium capitalization companies may have limited product lines and markets, and may experience higher failure rates than larger companies.

Foreign Risks. Investing in foreign investments (including ADRs) carries potential risks not associated with domestic investments, which may include currency exchange rate fluctuations; political and financial instability; less liquidity and greater volatility; lack of uniform accounting, auditing and financial reporting standards; less government regulation and supervision; increased price volatility; and delays in transaction settlement in some foreign markets. Emerging markets may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Fixed Income (Debt) Securities Risks. Investing in fixed income securities subjects the Fund to interest rate risk and credit risk. Interest rate risk is the risk that increases in interest rates can cause the prices of the Fund’s investments in fixed income securities to decline. Fixed income securities with longer maturities are generally subject to a higher degree of interest rate risk than fixed income securities with shorter maturities. Credit risk is the risk that the issuer of bonds may not be able to meet interest or principal payments when bonds become due. High-yield securities or junk bonds generally are subject to higher credit risks and are less liquid than higher-rated fixed income securities. Junk bonds are considered speculative with respect to their issuer’s ability to make payments when due. The Adviser may, to a certain extent, rely on credit rating agencies’ assessments of the fixed income securities in which the Fund may invest, and to the extent the Adviser relies too heavily on those assessments without making an independent investigation of the quality of the particular securities, such security may be subject to more of the risks described in this paragraph - this risk arises as a result of conflicts of interest associated with credit rating agencies, which are paid by the issuers whose securities they rate. Accordingly, a rating from a credit rating agency is not always an accurate predictor of risk and an investor could lose money in a security that is rated as investment grade by a credit rating agency. Moreover, the risk associated with relying too heavily on credit rating agencies is heightened to the extent there is a lag between events that cause a downgrade of a particular security and the actual downgrading by the credit rating agency.

Convertible Security Risk. Convertible securities are hybrid securities and subject to the risks associated with both equity and fixed income investments. Convertible securities are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and are subject to the risks of debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company’s financial condition or overall market and economic conditions.

Government-Sponsored Enterprise Risk. The Fund may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Such entities may include, without limitation, the Federal Home Loan Banks, Federal Farm Credit Banks, Fannie Mae and Freddie Mac. These entities are chartered or sponsored by Acts of Congress and are not funded by congressional appropriations. Debt issued by these agencies is neither guaranteed nor insured by the U.S. government.

Investment Company Securities / ETF Risk. The Fund will incur higher and duplicative expenses when it invests in other investment companies such as mutual funds and ETFs (“underlying funds”). ETFs are also subject to the risks that they may trade above or below their actual net asset value (“NAV”). There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. Some of the underlying funds, including the ETFs, will invest in equity securities which are generally affected by movements in the equity and stock markets. Some of the underlying funds, including the ETFs in which the Fund may invest, may invest directly or indirectly in physical commodities, such as gold, silver, and other precious metals. Accordingly, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulations. The Fund, through its investments in underlying funds (including the ETFs), may be exposed to various fixed income risks, including credit risk that the issuer of the security may not be able to make payments when due. Fixed income securities also face interest rate risk and duration risk. Interest rate risk refers to the risk that the prices of fixed income securities generally fall as interest rates rise; conversely, the prices of fixed income securities generally rise as interest rates fall.

Certain ETFs investing in physical commodities may not be investment companies and, as such, investors in those ETFs are not afforded the protections of the Investment Company Act of 1940, as amended (the “1940 Act”). Additionally, income derived from investments in ETFs that invest in commodities may not be qualifying income for purposes of the regulated investment company (“RIC”) tax qualification tests under the Internal Revenue Code which may make it difficult for the Fund to qualify as a RIC. If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions. The performance of certain ETFs investing in interests in physical commodities is tied closely to and affected by developments in a specific sector, such as gold, silver and other precious metals, and subject to the possibility that government regulation of that sector will negatively affect underlying investments of the ETF.

Mortgage-Backed / Asset-Backed Securities Risks. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. To the extent the Fund invests in mortgage-backed securities whose underlying mortgages include so called “sub-prime”, negative amortization, no-document or non-performing mortgages, the risk of default is generally greater. Additionally, certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family, commercial or other properties. The credit risk on such mortgage-backed securities is affected by homeowners or borrowers defaulting on their loans. The Fund may invest in mortgage-backed securities issued by federal agencies or government sponsored enterprises which may subject the Fund to Government Sponsored Enterprise Risk noted above. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). SMBS are acutely sensitive to interest rate changes and to the rate of principal prepayments.

Municipal Securities Risks. To the extent the Fund invests in municipal securities, the Fund will be impacted by events that affect municipal securities markets. Such events could include unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers. Income from municipal securities held by the Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal security issuer. In addition, a portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax (“AMT”). To the extent the Fund invests in private activity bonds and municipal securities subject to taxation, the interest income on such investments may be subject to federal income taxes, the AMT, or other state taxes.

Options Risk. The value of the Fund’s positions in options fluctuates in response to changes in the value of the underlying security as well as changes in interest rates, dividends and market volatility. Writing call options provides the opportunity for adding total return to the Fund through the collection of call premiums. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired.

Liquidity Risk. The Fund may hold unregistered or thinly traded securities which may impact its ability to sell these investments due to lack of demand in the market. The Fund may hold illiquid securities by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

Management Risk. There can be no assurance that the Adviser will be successful in selecting securities for the Fund and allocating its investments among equity and debt securities.

Performance History

The bar chart and performance table below illustrate the variability of the Fund’s returns. The bar chart shows changes in the performance of the Fund’s Class C shares for each full calendar year since inception. The returns of the Fund’s other share class will differ from the returns of the Class C shares shown below because the expenses of the classes differ. The performance table shows how the Fund’s average annual total returns compare with broad measures of market performance. The 60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index is included as an additional comparative index because it is representative of a portfolio consisting of equity and debt securities. Prior to August 16, 2013, the Fund was managed using a balanced allocation strategy that was different from the more flexible allocation strategy that is currently being used to manage the Fund. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-888-229-9448.

For the periods included in the bar chart:

Best Quarter:	9.32%, 1st Quarter, 2012
Worst Quarter:	(8.18)%, 3rd Quarter, 2015

Average Annual Total Returns as of December 31, 2016

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only and after-tax returns for Class P will vary to the extent that each class has different expenses.

Class C Shares	1 Year	5 Years	Since Inception (January 21, 2011)
Return Before Taxes	6.25%	7.84%	5.53%
Return After Taxes on Distributions	6.17%	7.26%	5.05%
Return After Taxes on Distributions and Sale of Fund Shares	3.60%	6.10%	4.28%
S&P 500 Index	11.96%	14.66%	12.20%
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.31%	9.69%	8.70%

Class P Shares	1 Year	Since Inception (August 26, 2013)
Class P Return Before Taxes	8.37%	7.40%
S&P 500 Index	11.96%	11.75%
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.31%	8.35%

Management

Investment Adviser

Pinnacle Capital Management, LLC (the “Adviser”).

Portfolio Manager

Stephen J. Fauer, CFA, is the Chief Investment Officer of the Adviser and has been the portfolio manager of the Fund since its inception in January 2011.

General Summary Information

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below. The minimum initial investment amounts may be waived by the Adviser.

	Initial	Additional
Regular Account	$2,000	$100
Automatic Investment Plan	$1,000	$100
IRA Account/401(k) Plan	$1,000	$100

Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (1789 Growth and Income Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707), by wire, or by telephone at 1-888-229-9448.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account or 529 college savings plan. In such an arrangement, taxes will be deferred until a later time.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objective, Principal Investment Strategies,
 Related Risks, and Disclosure of Portfolio Holdings

Investment Objective

The Fund seeks total return comprised of current income, growth of income, and capital appreciation. The Fund’s investment objective is not fundamental and may be changed without shareholder approval. The Fund will provide shareholders 60 days advance written notice of any material changes to the Fund’s objective.

The Investment Selection Process Used by the Fund

The Fund seeks to achieve its objective by investing primarily in a combination of common stocks and other equity securities (including preferred stocks and warrants), debt securities and convertible securities. The Fund may also invest in other investment companies such as mutual funds and ETFs that invest primarily in these same securities. The Fund may also invest in ETFs that hold physical commodities such as gold, silver, and other precious metals. The allocation of the Fund’s investments across asset classes will vary substantially from time to time. The Fund’s investments in each asset class are not subject to limitation and are based upon the Adviser’s assessment of economic conditions and market factors, including equity price levels, interest rate levels and their anticipated direction. The Adviser will select common stocks by utilizing a fundamental, bottom-up research process intended to identify issuers whose financial fundamentals are expected to improve. When making a decision to buy, hold, or sell a common stock, some of the factors the Adviser evaluates are the expected demand for a company’s products or services, the availability of inputs to the company’s products or services, the company’s competitive positioning in its industry, and the influence of the general economic environment on the company’s business. The Adviser then determines the value of the company’s stock, considering such factors as expected earnings, cash flows, asset values, and discount rates. While there is no minimum dividend required for any single equity investment, as part of its evaluation process, the Adviser will consider an issuer’s ability to pay a current dividend, as well as its ability to increase its dividend payout in the future. The Adviser will select convertible or debt securities using a credit analysis that focuses on income-producing characteristics. Up to 10% of the Fund’s investments at the time of purchase may be in debt securities and convertible securities that are rated below investment grade or unrated and determined to be of similar quality (“high-yield securities” or “junk bonds”). The Fund may invest in issuers of any market capitalization (with a focus on $3 billion and above). The Fund may invest a portion of its assets in non-U.S. securities (including emerging market securities), some of which may be traded domestically in the form of ADRs. The Fund may employ a strategy of writing (selling) call options on the common stocks it holds; such strategy is intended to enhance the Fund’s total return and reduce overall portfolio risk, though there is no assurance that it will succeed. In addition to equity securities (such as preferred stocks and warrants), the Fund may invest in unregistered or thinly traded securities.

In making the Fund’s fixed income securities investments, the Fund may invest in corporate bonds, debentures and notes, U.S. Government securities, municipal securities, foreign sovereign issued securities, mortgage-backed (including interest only, principal only mortgages and pools the underlying assets of which include, “sub-prime”, negative amortization, no-document or non-performing mortgages, single-family, manufactured housing or commercial properties) and asset-backed securities, commercial paper, loans (including first lien, second lien, senior and mortgage), convertible debt securities, convertible preferred securities, bank debt, ETFs primarily invested in fixed income securities, and mutual funds primarily invested in fixed income securities. The Fund may invest in fixed income securities without regard to maturity.

With respect to the equity portion of the Fund’s portfolio, the Adviser may sell a security when it believes the security no longer fits within the Fund’s portfolio, when the Adviser’s financial forecast for the security deteriorates, when the security’s market price rises substantially above the Adviser’s estimated fair intrinsic value, or when, in the Adviser’s opinion, a more attractive investment opportunity arises to replace the security. With respect to the fixed income portion of the Fund’s portfolio, the Adviser generally purchases fixed income securities with the intent of holding those securities to maturity. Prior to maturity, however, the Adviser may sell a fixed income security if it believes the issuer of the fixed income security will no longer be able to pay interest and/or principal as scheduled or when, in the Adviser’s opinion, a more attractive investment opportunity arises to replace the security. With the exception of selling based upon the uncovering of a more attractive investment opportunity, all sell decisions are intended to reduce downside risk and preserve the Fund’s capital. Selling to take advantage of a more attractive investment opportunity may be intended to achieve long-term capital appreciation and/or preserve the Fund’s capital.

Temporary Defensive Positions

The Fund may hold all or a portion of its assets in cash or cash-equivalents as a temporary defensive measure. Under these circumstances, the Fund may not participate in stock or fixed income market advances or declines to the same extent it would had it remained more fully invested in common stocks and/or fixed income securities. If the Fund invests in shares of a money market fund, shareholders of the Fund generally will be subject to duplicative management fees.

The Principal Risks of Investing in the Fund

Risks in General. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments. There is risk that these and other factors may adversely affect the Fund’s performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The loss of money is a risk of investing in the Fund.

Asset Allocation Risk. The Fund’s percentage allocations to equity securities and debt securities could cause the Fund to under perform relative to relevant benchmarks and other funds with similar investment objectives.

Risks of Investing in Common Stocks and Other Equity Securities. The Fund invests in common stocks and other equity securities, which subjects the Fund and its shareholders to the risks associated with equity investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company’s management or the demand for its products or services. You should be aware that a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services. In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations.

There are overall stock market risks that may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may increase or decrease more than the stock markets in general.

Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of fixed income securities or debt securities, the Fund generally treats such securities as equity securities. Preferred stock dividends are generally fixed in advance. Unlike requirements to pay interest on certain other types of debt securities, the issuer of preferred stock may not be required to pay a dividend if, for example, it lacks the financial ability to do so. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions. Although preferred stocks may have some attributes of equity securities, the Fund generally treats such securities as fixed income securities or debt securities.

Risks of Small and Medium Capitalization Companies. To the extent the Fund invests in small and medium capitalization companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium capitalization companies may experience higher failure rates than do larger companies. The trading volume of securities of small and medium capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small and medium capitalization companies may have limited markets, product lines or financial resources, and may lack management experience.

Foreign Risks. To the extent the Fund invests in foreign securities, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include the risks associated with higher transaction costs, delayed settlements, lack of liquidity, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments. Also, foreign issuers, brokers, and securities markets may be subject to less government supervision than in the U.S. The considerations noted above generally are intensified for investments in emerging markets. Emerging markets may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Fixed Income (Debt) Securities Risks. To the extent the Fund invests in fixed income securities, it could lose money or experience a lower rate of return if it holds a fixed income security whose issuer is unable to meet its financial obligations, or in the event that interest rates decrease or increase, depending on the Fund’s investments. These securities may accrue income that is distributable to shareholders even though the income may not yet have been paid. If so, the Fund may need to liquidate some of its holdings and forego the purchase of additional income-producing assets. Fluctuations in interest rates may affect the yield and value of the Fund’s investments in income-producing or fixed income or debt securities. Generally, if interest rates rise, the value of the Fund’s investments may fall. The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. The Fund could lose money if it holds a fixed income security whose issuer is unable to meet its financial obligations. The Fund could lose money or experience a lower rate of return if it holds high-yield securities or junk bonds that are subject to higher credit risks and are less liquid than other fixed income securities. Junk bonds have more credit risk than investment grade bonds. Securities convertible into debt securities are generally treated by the Fund as debt securities. The Adviser may, to a certain extent, rely on credit rating agencies’ assessments of the fixed income securities in which the Fund may invest. Moreover, credit rating agencies may not have complete or accurate information in making their rating decisions. To the extent the Adviser relies too heavily on those assessments without making an independent investigation of the quality of the particular securities, such security may be subject to more of the risks described in this paragraph. This risk may arise as a result of conflicts of interest associated with credit rating agencies, which are paid by the issuers whose securities they rate. Accordingly, a rating from a credit rating agency is not always an accurate predictor of risk and an investor could lose money in a security that is rated as investment grade by a credit rating agency. Moreover, the risk associated with relying too heavily on credit rating agencies is heightened to the extent there is a lag between events that cause a downgrade of a particular security and the actual downgrading by the credit rating agency.

Convertible Bond Risk. Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company’s financial condition or overall market and economic conditions.

Sovereign Debt Securities Risks. Sovereign debt securities issued by governments of foreign countries in which the Fund may invest may be rated below investment grade if they are rated. These securities usually offer higher yields than higher-rated securities but also are subject to greater risk than higher-rated securities. Sovereign debt issued or guaranteed by emerging market governmental entities and corporate issuers in which the Fund may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high-risk, low-rated domestic securities (i.e., junk bonds) and may be subject to many of the same risks as such securities.

Government-Sponsored Enterprise Risks. The Fund may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Such entities may include, without limitation, the Federal Home Loan Banks, Federal Farm Credit Banks, Fannie Mae and Freddie Mac. These entities are chartered or sponsored by Acts of Congress and are not funded by congressional appropriations. Debt issued by these agencies is neither guaranteed nor insured by the U.S. government.

Investment Company Securities / ETF Risks. When the Fund invests in underlying funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. The Fund may also be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds. The Fund has no control over the risks taken by the underlying funds in which it invests. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) the market price of an ETF’s shares may trade above or below its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. When the Fund invests in underlying index funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the index on which the ETF or index mutual fund is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds.

Certain ETFs investing in physical commodities may not be investment companies and, as such, investors in those ETFs are not afforded the protections of the 1940 Act. Income derived from investments in ETFs that invest in commodities may not be qualifying income for purpose of the RIC tax qualifications tests. This could make it more difficult for the Fund to qualify as a RIC. Furthermore, in August, 2011, the Internal Revenue Service (“IRS”) announced that it would stop issuing private letter rulings authorizing favorable tax treatment for funds that invest indirectly in commodities, through offshore subsidiaries or certain derivatives. The IRS has previously issued a number of private letter rulings to funds in this area, concluding that such investments generate “qualifying income” for RIC qualification purposes. It is unclear how long this suspension will last. The IRS has not indicated that any previously issued rulings in this area will be affected by this suspension. This suspension of guidance by the IRS means that the tax treatment of such investments is now subject to some uncertainty. If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions. Such a failure would have a material adverse effect on the Fund and its shareholders. In such case, distributions to shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders, and (ii) for the dividends-received deduction in the case of corporate shareholders, provided certain holding period requirements are satisfied. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special treatment.

The performance of certain ETFs investing in interests in physical commodities is tied closely to and affected by developments in a specific sector, such as gold, silver and other precious metals, and subject to the possibility that government regulation of that sector will negatively affect underlying investments of the ETF.

Retail shares of ETFs as well as shares of closed-end mutual funds are not redeemable.

To the extent that the Fund invests in closed-end mutual funds, such funds may trade at a discount to their NAV, and as such, the value of the Fund’s investments in closed-end mutual funds may decrease.

•
Equity Risks. Some of the underlying funds in which the Fund may invest may invest in and be exposed to the risks of the equity and stock markets. The risks associated with the Fund’s direct investments in equity securities are generally the same as those risks that the equity-oriented underlying funds will be exposed.

•
Commodity Risks. Some of the underlying funds in which the Fund may invest may invest directly or indirectly in physical commodities, such as gold, silver, and other precious metals. Accordingly, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulations.

•
Fixed Income Risks. The Fund will be exposed to various fixed income risks, including credit risk that the issuer of the security may not be able to make payments when due. Fixed income securities also face interest rate risk and duration risk. Interest rate risk refers to the risk that the prices of fixed income securities generally fall as interest rates rise. Specific fixed income securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each fixed income security. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular fixed income security, generally the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities generally has greater price sensitivity. Duration is determined by a number of factors, including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

Mortgage-Backed and Asset-Backed Securities Risks. Mortgage-backed and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers and the creditworthiness of the parties involved. The Adviser’s ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be fewer repayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. To the extent the Fund invests in mortgage-backed securities whose underlying mortgages include so called “sub-prime”, negative amortization, no-document or non-performing mortgages, the risk of default is generally greater. Additionally, certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family, commercial or other properties. The credit risk on such mortgage-backed securities is affected by homeowners or borrowers defaulting on their loans. The Fund may invest in mortgage-backed securities issued by federal agencies or government sponsored enterprises which may subject the Fund to Government Sponsored Enterprise Risk. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). SMBS are acutely sensitive to interest rate changes and to the rate of principal prepayments.

Municipal Securities Risks. To the extent the Fund invests in municipal securities, the Fund will be impacted by events that affect municipal securities markets. Such events could include unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers. Income from municipal securities held by the Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal security issuer. In addition, a portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the AMT. To the extent the Fund invests in private activity bonds and municipal securities subject to taxation, the interest income on such investments may be subject to federal income taxes, the AMT or other state taxes.

Options Risk. The value of the Fund’s positions in options fluctuates in response to changes in the value of the underlying security as well as changes in interest rates, dividends and market volatility. Writing call options provides the opportunity for adding total return to the Fund through the collection of call premiums. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired.

Liquidity Risk. The Fund may not be able to sell some or all of its investments at desired prices, or may be unable to sell investments at all, due to lack of demand in the market for such investments. Additionally, the Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund will not make investments in illiquid securities to the extent that it would hold 15% of its net assets in securities deemed to be illiquid following the investment. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

General Information

Management

The Investment Adviser

Pinnacle Capital Management, LLC (the “Adviser”) is the adviser of the Fund and has responsibility for the management of the Fund’s affairs, under the supervision of the Trust’s Board of Trustees. The Adviser is a registered investment adviser. The Adviser was organized in 2006 and its address is 100 Limestone Plaza, Fayetteville, New York 13066. The Fund’s investment portfolio is managed on a day-to-day basis by Stephen J. Fauer, CFA. The Adviser did not have experience managing or administering a mutual fund prior to the formation of the 1789 Growth and Income Fund (formerly the “Pinnacle Capital Management Balanced Fund” and then the “Pinnacle Growth and Income Fund”).

Stephen J. Fauer, CFA is the Chief Investment Officer of the Adviser and has managed the Fund since its inception (the “Portfolio Manager”). Mr. Fauer received a Bachelor of Science (BS) in System Science from Michigan State University and earned his Masters in Business Administration (MBA) from the Leonard N. Stern School of Business at New York University. Mr. Fauer is a Chartered Financial Analyst (CFA) with over 30 years of investment management experience. In addition to serving as Chief Investment Officer of the Adviser since its founding, Mr. Fauer previously served as Director of Research and Portfolio Manager for J.W. Burns & Co, Senior Investment Analyst and Chairperson of the Investment Review Group at Manning and Napier Advisors, Portfolio Manager and Investment Analyst at Strategic Investments, and Security Analyst at J&W Seligman.

Additional information relating to the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of shares of the Fund is available in the Fund’s SAI.

The Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Fund pays the Adviser an investment management fee computed at an annual rate of 0.75% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2016, the Adviser earned $82,283 of advisory fees. As of October 31, 2016, the Fund owed the Adviser $7,242 in advisory fees.

A discussion regarding the basis of the Board of Trustees’ consideration of the Management Agreement is available in the Fund’s annual report to shareholders for the fiscal year ending October 31, 2016.

Under the Services Agreement, the Fund pays the Adviser an additional service fee at the rate of 0.24% per annum of the Fund’s average daily net assets for assuming all ordinary operating expenses of the Fund. The Adviser is obligated to pay all of the operating expenses of the Fund, excluding management fees, fees and expenses of non-interested trustees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs, fees and expenses (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses. The operating expenses of the Fund that the Adviser will pay under the Services Agreement include, without limitation, the compensation and expenses of any employee of the Fund and of any other persons rendering services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal; auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder services agent, plan agent, administrator (excluding fees and expenses payable to the Adviser under the Service Agreement and Management Agreement); accounting and pricing services agent and underwriter of the Fund; expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; and all other operating expenses not specifically assumed by the Fund.

The Adviser or the Fund may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, these services will not be taken into consideration.

The Distributor

Pinnacle Investments, LLC (the “Distributor”) is the principal underwriter of the Fund’s shares and serves as the exclusive agent for the distribution of the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers and other marketing and distribution outlets.

Shareholder Information

Pricing of Fund Shares

This prospectus offers two classes of shares: Class P and Class C shares. When purchasing Fund shares, you must specify which Class is being purchased.

The price you pay for a share of the Fund, and the price you receive upon selling a share of the Fund, is the NAV next determined by the Fund plus any applicable sales charge. The NAV of each class of shares of the Fund is calculated by taking the total value of the Fund’s assets attributable to that class, subtracting liabilities, and dividing by the total number of shares outstanding, rounded to the nearest cent:

NAV = (Total Assets - Liabilities) / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) every day the Exchange is open for trading. In addition to Saturday and Sunday, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), plus any applicable sales charge. If you sell Class C shares within one year of their purchase, a contingent deferred sales charge may apply, which would reduce the amount of money paid to you by the Fund.

If you purchase shares directly from the Fund, your order must be placed with the Transfer Agent prior to the close of the trading of the NYSE in order to be confirmed for that day’s NAV. The Fund’s assets are generally valued at their market value. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser may value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to value its assets at market value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time that the determination of such values or exchange rates are made and the time that the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Fund invests. The prospectuses for these investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Important Information about Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

Investing in the Fund

You may purchase shares of the Fund directly from the Fund or through a brokerage firm or other financial institution that has agreed to sell the Fund’s shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing an account application. To establish an individual retirement account (an “IRA”), complete an IRA application. To request an application, call toll-free 1-888-229-9448. Your initial investment minimum can be found in the table below. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.

Minimum Investments

	Initial	Additional
Regular Account	$2,000	$100
Automatic Investment Plan	$1,000	$100*
IRA Account/401(k) Plan	$1,000	$100

*	An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks, post-dated checks, or third party checks will be accepted. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. The Fund reserves the right to charge a fee against your account for any payment check returned to the Transfer Agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

A Choice of Share Classes

The Fund offers two classes of shares through this Prospectus:

Class P Shares — no front-end or contingent deferred sales charge (“CDSC”), no 12b-1 fee, and lower expenses than Class C Shares. Class P Shares are available only to eligible purchasers, as described below.

Class C Shares — no front-end sales charge, a 1.00% CDSC for redemptions made within one year of purchase, and higher ongoing expenses than Class P shares. Class C Shares may not be suitable for large investments. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of average daily net assets.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. You may wish to discuss this choice with your financial consultant.

Contingent Deferred Sales Charge (“CDSC”)

When you sell your Class C shares, you may be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you.

There is no sales charge imposed upon purchases of Class C shares, but investors may be subject to a CDSC. Specifically, if you redeem Class C shares of the Fund, your redemption will be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the shares. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed.

Waiver of Sales Charges

The following qualify for waivers of sales charges:

•	Distributions following the death or disability of shareholder.

•	Redemptions representing the required minimum distribution from an IRA or a Custodial Account to a shareholder who has reached age 70½.

•	Redemptions representing the required minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

For accounts that are subject to a CDSC, the Fund will use the first-in, first-out (“FIFO”) method to determine the one year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the CDSC will be assessed. The CDSC will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one year period from the date of purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC.

The Adviser intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares and such brokers will be entitled to receive 12b-1 fees 12 months after the purchase.

Class P Shares

Eligible purchasers include:

•	sponsors, record keepers, or administrators of wrap account, mutual fund asset allocation, or fee-based programs or participants in those programs;

•	certain institutional investors that provide recordkeeping for retirement plans or other employee benefit plans; and

•	certain institutional investors with special arrangements (for example, insurance companies, employee benefit plans, retirement plans, and Section 529 Plans, among others).

•	The eligible purchaser requirements for Class P shares may be waived by the Adviser.

Investments Made Through Brokerage Firms or Other Financial Institutions

If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. The Fund is deemed to have received your order when the brokerage firm or financial institution, or its designee, receives the order, and your purchase will be priced at the next calculated NAV. Your financial institution is responsible for transmitting your order in a timely manner.

Types of Account Ownership

You can establish the following types of accounts by completing an Account Application:

•	Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts have two or more owners.

•
A Gift or Transfer to Minor (a “UGMA” or “UTMA”). A UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor’s social security number and date of birth on the application.

•	Trust. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

•	Business Accounts. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

•	IRA Accounts/401(k) Plans. See “Types of Tax-Deferred Accounts”.

Instructions For Opening and Adding to an Account

To Open an Account by Mail

Complete and sign the account application or IRA Application. Make your check payable to the 1789 Growth and Income Fund; reference Class C or Class P shares to ensure proper crediting to your account. For IRA accounts, please specify the year for which the contribution is made.

Mail the application and check to:

1789 Growth and Income Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
 Cincinnati, Ohio 45246-0707

To add to an Account by mail

Complete the investment slip that is included with your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, account number, and address on your check.

Mail the slip and the check to:

1789 Growth and Income Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
 Cincinnati, Ohio 45246-0707

To Open an Account By Wire

Call 1-888-229-9448 for instructions and to obtain an investor account number or an IRA account number prior to wiring to the Fund.

To add to an Account by Wire

Call 1-888-229-9448 for instructions.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 ½ or used for a non-qualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

Types of Tax-Deferred Accounts

•	Traditional IRA. An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

•	Roth IRA. An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

•	Spousal IRA. An IRA funded by a working spouse in the name of a non-earning spouse.

•	SEP-IRA. An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account. Your initial investment minimum is $1,000 and investments are made on or about the 15th and/or last business day of the month. The minimum initial investment amounts may be waived by the Adviser. Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or Social Security checks transferred automatically to purchase shares of the Fund.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Instructions for Selling Fund Shares

You may sell all or part of your shares on any day that the NYSE is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the Transfer Agent, minus any applicable CDSC or redemption fee. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered and include the items listed below under the caption “To Sell Shares.” The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your sale. You will generally receive the proceeds within seven days after receiving your properly completed request. The Fund will not mail any proceeds unless your purchase check has cleared the bank, which may take up to fifteen calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

Redemption Fee

For Class P shares, a redemption fee of 1.00% of the dollar value of the shares redeemed, payable to the Fund, may be imposed on any redemption or exchange of shares made 60 days or less from the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period. Additionally, the Adviser may waive the redemption fee.

The redemption fee is waived on required distributions from IRA accounts due to the shareholder reaching age 70½, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Fund may require documentation in connection with these waivers.

To Sell Shares

By Mail

Write a letter of instruction that includes:

•	The names(s) and signature(s) of all account owners.

•	Your account number.

•	The dollar or share amount you want to sell.

•	Where to send the proceeds.

•	If redeeming from your IRA, please note applicable withholding requirements.

•	Obtain a Medallion Signature Guarantee or other documentation, if required.

Mail your request to:

1789 Growth and Income Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
 Cincinnati, Ohio 45246-0707

By Telephone

Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-888-229-9448.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction, and proceeds of $5,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Fund’s custodian for outgoing wires. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Additional Redemption Information

Medallion Signature Guarantees

If the shares to be redeemed have a value greater than $50,000, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, or if the payment of the proceeds of a redemption of any amount is to be sent to a person, address or bank account not on record with the Fund, or if you are adding or changing ACH or wire instructions, telephone redemption options or any other election in connection with your account, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guaranteed transaction if it believes the transaction would otherwise be improper. The Fund and the Transfer Agent reserve the right to require signature guarantees on all redemptions. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Transfer Agent at 1-888-229-9448 to determine what additional documents are required.

Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund reserves the right to require you to redeem all of your shares if your account balance falls below $500. After your account balance falls below the minimum balance and the Fund chooses to require you to redeem all of your shares, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to accounts using automatic investment plans, to IRAs, and to other tax-sheltered investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $500 because of market performance. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

Redemptions In Kind

The Fund intends under normal circumstances to redeem shares by payment in cash. However, the Fund reserves the right to make redemptions in kind (a payment in portfolio securities rather than cash). Generally, redemption in kind is used when a large redemption request may cause harm to the Fund and its shareholders. In such a case, the Fund may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions will be valued at the same value assigned to them in computing the Fund’s NAV. When you convert these securities to cash, you will pay brokerage charges. An irrevocable election has been filed pursuant to Rule 18f-1 under the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net assets at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Redemptions Made Through Brokerage Firms or Other Financial Institutions

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization, or its designee, in proper form. NAV is normally determined as of 4:00 p.m., Eastern Time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Shareholder Communications

Account Statements

Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings

Financial reports will be sent at least semiannually. Annual reports will include audited financial statements.

Other Important Investment Information

Dividends and Distributions

The Fund may pay distributions on a quarterly basis and expects that distributions will consist of capital gains and dividends. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

If you are interested in changing your election, you may call the Transfer Agent at 1-888-229-9448 or send a written notification to:

1789 Growth and Income Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
 Cincinnati, Ohio 45246-0707

Distribution (12b-1) and Shareholder Service Fees

The Fund has adopted a Distribution Plan for Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund may pay for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares (this compensation is commonly referred to as “12b-1 fees”). The Distribution Plan provides that the annual limitation for payment of expenses pursuant to the Distribution Plan is 1.00% for Class C Shares of the average daily net assets of the share class for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Class C shares. Of these amounts, the Fund may pay up to 0.25% of its assets for shareholder services. Because the 12b-1 fees are paid out of the Class C assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. To discourage large and frequent short-term trades by investors in Class P shares, and to compensate the Fund for costs that may be imposed by such trades, the Fund may impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 60 days or less. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, or other costs that may be associated with short-term trading. The Board of Trustees also has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. These procedures include relying on the Fund’s fair valuation processes with respect to the securities for which market quotations are not readily available. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. This policy applies uniformly to all Fund shareholders.

While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. The Fund may invest in foreign securities, and small to mid capitalization companies, and therefore may have additional risks associated with market timing. Because the Fund may invest in securities that are, among other things, priced on foreign exchanges, thinly traded, traded infrequently or relatively illiquid, the Fund has the risk that the current market price for the securities may not accurately reflect current market values. This can create opportunities for market timing by shareholders. For example, securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences, and therefore could dilute the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.

Taxes

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of the Fund are generally taxable events in which an investor may realize a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund’s distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

The foregoing is not intended to be a full discussion of federal tax laws and the effect of such laws on you. Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

Cost Basis Reporting. The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Highest-in, first-out (“HIFO”) has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of HIFO is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to cost basis reporting legislation.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

General Disclaimer. For Covered Shares, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Financial Highlights

The financial highlights tables are intended to help you better understand the financial performance of each class of shares of the Fund since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders. The annual report is available from the Fund upon request without charge.

Class P Shares

Per share data for a share outstanding throughout each period:

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net asset value at beginning of period	$12.46	$12.98	$11.94	$11.22

Income (loss) from investment operations:
Net investment income	0.17 (b)	0.18 (b)	0.12	0.00	(b)(c)
Net realized and unrealized gains (losses) on investments	0.05	(0.10)	1.28	0.72
Total from investment operations	0.22	0.08	1.40	0.72

Less distributions:
From net investment income	(0.15)	(0.32)	—	—
From net realized gains on investments	(0.54)	(0.28)	(0.36)	—
Total distributions	(0.69)	(0.60)	(0.36)	—

Proceeds from redemption fees collected	—	0.00 (c)	—	—

Net asset value at end of period	$11.99	$12.46	$12.98	$11.94

Total return (d)	2.01%	0.67%	11.87%	6.45	%(e)

Net assets at end of period (000's)	$1,836	$1,531	$1,791	$23

Ratio of total expenses to average net assets	1.01%	1.01%	1.00%	0.99	%(f)

Ratio of net investment income to average net assets	1.38%	1.41%	1.47%	0.17	%(f)

Portfolio turnover rate	5%	23%	29%	26	%(e)

(a)	Represents the period from the commencement of operations August 26, 2013 through October 31, 2013.
(b)	Net investment income per share is based on average shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share.
(d)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	Annualized.

Class C Shares

Per share data for a share outstanding throughout each period:

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net asset value at beginning of year	$12.42	$12.82	$11.91	$10.11	$9.51

Income (loss) from investment operations:
Net investment income	0.05 (a)	0.05 (a)	0.02	0.01 (a)	0.00	(a)(b)
Net realized and unrealized gains (losses) on investments	0.05	(0.09)	1.25	1.79	0.60
Total from investment operations	0.10	(0.04)	1.27	1.80	0.60

Less distributions:
From net investment income	(0.04)	(0.08)	—	—	—
From net realized gains on investments	(0.54)	(0.28)	(0.36)	—	—
Total distributions	(0.58)	(0.36)	(0.36)	—	—

Proceeds from redemption fees collected	0.00 (b)	0.00 (b)	0.00 (b)	—	—

Net asset value at end of year	$11.94	$12.42	$12.82	$11.91	$10.11

Total return (c)	1.02%	(0.32%)	10.79%	17.80%	6.31%

Net assets at end of year (000's)	$8,448	$8,553	$8,915	$6,943	$5,071

Ratio of total expenses to average net assets	2.01%	2.01%	2.00%	1.99%	1.99%

Ratio of net investment income to average net assets	0.40%	0.39%	0.22%	0.12%	0.02%

Portfolio turnover rate	5%	23%	29%	26%	12%

(a)	Net investment income per share is based on average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown exclude the effect of applicable sales loads and do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Privacy Notice

FACTS	WHAT DOES THE PINNACLE CAPITAL MANAGEMENT FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security Number
• Assets
• Retirement Assets
• Transaction History
• Checking Account Information
• Purchase History
• Account Balances
• Account Transactions
• Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Pinnacle Capital Management Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Pinnacle Capital Management Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-229-9448

Who we are
Who is providing this notice?	Pinnacle Capital Management Funds Trust Pinnacle Investments, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Pinnacle Capital Management Funds Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Pinnacle Capital Management Funds Trust collect my personal information?
We collect your personal information, for example, when you
• Open an account
• Provide account information
• Give us your contact information
• Make deposits or withdrawals from your account
• Make a wire transfer
• Tell us where to send the money
• Tell us who receives the money
• Show your government-issued ID
• Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Pinnacle Capital Management, LLC, the investment adviser to the Pinnacle Capital Management Funds Trust, could be deemed to be an affiliate.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies
• Pinnacle Capital Management Funds Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Pinnacle Capital Management Funds Trust does not jointly market.

How to Get More Information

Where To Go For Information

For shareholder inquiries, please call toll-free in the U.S. at 1-888-229-9448.

The Statement of Additional Information (“SAI”) is on file with the Securities and Exchange Commission (“SEC”), contains additional and more detailed information about the Fund, and is incorporated into this Prospectus by reference. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free

1-888-229-9448

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund’s website at www.pinnacle-llc.com/pcm-1789.

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Fund is a series of Pinnacle Capital Management Funds Trust (File No. 811-224455)

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

The Adviser’s Contact Information is:

Pinnacle Capital Management, LLC
100 Limestone Plaza
Fayetteville, New York 13066
 315-234-9716